Exhibit 10.32

AMENDMENT TO NONCOMPETITION, NONSOLICITATION, CONFIDENTIALITY, AND INVENTIONS AGREEMENT

THIS AMENDMENT TO NONCOMPETITION, NONSOLICITATION, CONFIDENTIALITY, AND INVENTIONS AGREEMENT (the “Amendment”) is dated as of November 2, 2017, by and between Electronic Funds Source LLC (“EFS”), Scott Phillips (the “Executive”) and WEX Inc. (“WEX”). As used herein, EFS, the Executive and WEX are referred to individually as a “Party” and collectively as the “Parties.”

WITNESSETH:

WHEREAS, EFS and the Executive entered into a Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement dated as of October 16, 2015 (the “Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement”; capitalized terms used herein without definition shall have the meanings ascribed to them in the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement), which became effective upon the Closing of WEX’s acquisition of EFS;
WHEREAS, EFS and the Executive have determined that it is in their best interests and now desire to amend the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement as set forth herein, and WEX consents to such amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and considerations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.    The Parties acknowledge and agree that WEX, which is referenced in the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement and is a member of the Company Group, and whose consent is required for any amendment, shall hereafter be considered and deemed to be a Party to the Agreement.

2.    Section 6 of the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement is hereby amended to change the notice address for the Company to the following:

WEX Inc.
97 Darling Avenue
South Portland, ME 04106
Attn: Hilary Rapkin, SVP & General Counsel

3.    Section 12 of the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement is hereby amended by deleting the second full sentence. Section 12, as amended, shall read as follows:

12. Survival. The parties’ rights and obligations set forth in this Agreement shall survive perpetually or for such shorter periods as the sections of the Agreement provide.

4.    Except as expressly set forth in this Amendment, the Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement shall continue and remain in full force and effect in accordance with its terms.

5.    This Amendment shall be governed, construed and interpreted in accordance with the laws of the State of Tennessee, without giving effect to conflicts of laws principles. The Parties agree that this Amendment may only be modified in a signed writing executed by all Parties. This Amendment shall be binding upon and shall inure to the benefit of the Parties hereto and their respective heirs, successors and permitted assigns.

6.     This Amendment may be executed in any number of counterparts with the same effect as if all Parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one Amendment. This Amendment may be transmitted and/or signed by facsimile or by email in .pdf format. The effectiveness of this Amendment and any such signatures shall, subject to applicable law, have the same force and effect as an original copy with manual signatures and shall be binding on the Parties hereto. At the request of any Party hereto, each other Party hereto shall re-execute original forms hereof and deliver them to all other Parties. No Party hereto shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation of a contract and each such Party forever waives any such defense.

IN WITNESS WHEREOF, the Parties have executed this Amendment to Noncompetition, Nonsolicitation, Confidentiality, and Inventions Agreement effective as of the day and year first above written.

COMPANY:

ELECTRONIC FUNDS SOURCE LLC
By: /s/ Hilary Rapkin
Hilary Rapkin, Officer/ Secretary

WEX INC.:

By: /s/ Melissa D. Smith
Melissa D. Smith, Chief Executive Officer

EXECUTIVE:

By: /s/ Scott Phillips
SCOTT PHILLIPS

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